UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2024

Near Intelligence, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39843	85-3187857
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W Walnut St., Suite A-4 Pasadena, California	91124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (628) 889-7680

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)(1)	Name of each exchange on which registered
Common Stock par Value $0.0001 per Share	NIRLQ	N/A
Warrants, each exercisable for one share of Common Stock for $11.50 per share	NIRWQ	N/A

(1) On December 19, 2023, our common stock and warrants were suspended from trading on the Nasdaq Global Market and the Nasdaq Capital Market, respectively. On December 19, 2023, our common stock and warrants began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “NIRLQ” and “NIRWQ”, respectively. On December 27, 2023, Nasdaq Stock Market LLC filed a Form 25 delisting our common stock and warrants from trading on Nasdaq, which delisting became effective at the opening of the trading session on January 8, 2024. In accordance with Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the de-registration of our common stock under Section 12(b) of the Exchange Act will become effective 90 days from the date of the Form 25 filing.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 7.01	Regulation FD Disclosure

As previously disclosed, on December 8, 2023, Near Intelligence, Inc. (the “Company”) and certain of its subsidiaries (such subsidiaries being Near Intelligence LLC (“Near LLC”), Near North America, Inc. (“Near North America”) and Near Intelligence Pte. Ltd. (“Near Singapore”)) (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).

On March 22, 2024, each of the Debtors filed their monthly operating reports (collectively, the “Monthly Operating Reports”), with the Court for the reporting month ended February 29, 2024, copies of which are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated herein by reference.

The Company expects to file future Monthly Operating Reports and other documents with the Court while the Cases remain pending. The filing of such reports and other documents may not be accompanied by a Form 8-K filing. These reports and other documents will also be available for review free of charge at https://restructuring.ra.kroll.com/near/. Investors should review this website for additional information regarding the Debtors and the Cases.

Cautionary Note Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to the Company’s securities. The Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the Court. The Monthly Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial information in the Monthly Operating Reports are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Reports also relate to periods that are different from the historical periods required in the Company’s reports pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Statements Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. Holders of the Company’s common stock or other equity securities will not receive any payment or other distribution on account of those securities in the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the lack of distributions to equity securityholders in the Cases; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Near Intelligence, Inc., Monthly Operating Report, dated February 29, 2024.

99.2	Near Intelligence LLC, Monthly Operating Report, dated February 29, 2024.

99.3	Near North America Inc., Monthly Operating Report, dated February 29, 2024.

99.4	Near Intelligence Pte. Ltd., Monthly Operating Report, dated February 29, 2024.

104	The cover page from Near Intelligence, Inc.’s Current Report on Form 8-K is formatted in iXBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEAR INTELLIGENCE, INC.

Date: March 25, 2024	By:	/s/ John Faieta
John Faieta
Chief Financial Officer